UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 APRIL 30, 2009

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           FLORIDA                    0 -10345                   59 -1588181
         ----------            ----------------------           -------------
        (STATE OR OTHER       (COMMISSION FILE NUMBER)          (IRS EMPLOYER
         JURISDICTION OF                                        IDENTIFICATION
         INCORPORATION)                                            NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                        --------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 30, 2009, the Cache, Inc. (the "Company") issued a press release (the "Press Release") announcing its results for the thirteen week period ended March 28, 2009, confirming it will maintain its previous guidance for the second fiscal quarter of 2009 and continuing its planned store openings and closings for the remainder of the fiscal year. The Press Release is attached as Exhibit
99.1 to this Current Report on Form 8-K.


     ITEM 9.01 EXHIBITS

99.1 Press release regarding results for the thirteen week period ended March 28, 2009, guidance for the second quarter of 2009 and continuing plans for store openings and closings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 30, 2009                      CACHE, INC.




                                            By: /s/ Margaret Feeney
                                                -------------------------------
                                                Margaret Feeney
                                                Executive Vice President and
                                                Chief Financial Officer

                                                                  Exhibit 99.1
                                                                  -------------


[GRAPHIC OMITTED]
                          Company Contact:     Maggie Feeney
                                               Executive Vice President and
                                               Chief Financial Officer
                                               Cache Inc.
                                               (212) 575-3206
FINAL FOR RELEASE
                          Investor Relations:  Allison Malkin/Jane Thorn Leeson
                                               ICR, Inc.
                                               (203) 682-8225/(646) 277-1223

                 CACHE REPORTS FIRST QUARTER FISCAL 2009 RESULTS
                      FIRST QUARTER LOSS PER SHARE OF $0.12
       CASH AND MARKETABLE SECURITIES TOTALS $30.5 MILLION AT QUARTER END
   MAINTAINS SECOND QUARTER FISCAL 2009 DILUTED EPS GUIDANCE OF $0.04 TO $0.07

         New York, New York - April 30, 2009 - Cache Inc., (NASDAQ: CACH), a specialty chain of women's apparel stores, reported results for the thirteen week period ("first quarter") ended March 28, 2009.

FOR THE 13-WEEK PERIOD ENDED MARCH 28, 2009:
     o Net sales decreased 21.7% to $53.0 million from $67.7 million in the first quarter of fiscal 2008. Comparable store sales decreased 20.7%, as compared to an increase of 3.3% in the first quarter of fiscal 2008;
     o Net loss totaled $1.6 million or ($0.12) per share, as compared to a net loss of $2.1 million or ($0.15) per share in the first quarter of fiscal 2008. First quarter fiscal 2008 results included $1.8 million, or $0.14 per diluted share, in costs, net of taxes, for store closures and the management change in January 2008; and
     o Adjusted net loss for first quarter fiscal 2008 was $210,000, or ($0.02) per share, which excludes store closure and management change costs.

       Thomas Reinckens, Chairman and Chief Executive Officer, commented: "Our first quarter results were at the better end of our expectations, reflecting the success of our strategies aimed at reducing costs and preserving cash flow. To this point, cash and marketable securities totaled $30.5 million and inventories were 20% below the prior year at quarter end. We also achieved $4.7 million in savings during the quarter and now expect to deliver $18 million in total cost reductions this year, up $3 million from our year-end goal. While the weak consumer spending environment and the shift in the Easter holiday negatively impacted our first quarter performance, there were several positive categories in our business."

       "As we begin the second quarter, we expect to continue to benefit from our cost reduction plans and lower product costs through our initiatives in sourcing," Mr. Reinckens continued. "At the same time, we will drive for market share growth and believe our upcoming offerings that include expanded casual and day time dress assortments, at competitive price points, along with higher impact marketing have us poised to achieve this goal. We continue to expect our efforts to enable us to generate earnings per share in the range of $0.04 to $0.07 in the second quarter."

FIRST QUARTER HIGHLIGHTS

       Gross profit for the first quarter of fiscal 2009 was $21.8 million, or 41.1% of net sales, compared to $28.4 million, or 42.0% of net sales, in the first quarter of fiscal 2008. The 90 basis point decline in gross profit margin was driven by the deleveraging of store occupancy costs resulting from lower sales. This was partially offset by lower markdowns and higher initial mark up due to improved sourcing, as compared to the prior-year.

       In total, operating expenses were $24.3 million, or 45.9% of net sales, as compared to $31.9 million, or 47.1% of net sales, in the first quarter of fiscal 2008. Operating expenses for the 13-week fiscal 2008 period included $2.9 million in costs related to store closures and the management change in January 2008. The decrease in operating expenses was primarily due to a decrease in store payroll and other store operating costs, lower advertising costs, lower general and administrative costs and the effect of the above-mentioned one-time charges incurred during the first quarter of fiscal 2008.

       At March 28, 2009, cash and marketable securities totaled $30.5 million, after utilizing $586,000 to fund the repurchase of 310,000 shares during the quarter and compares to $30.7 million in cash and marketable securities at March 29, 2008. Total inventory at cost decreased 20% at quarter end from the prior-year period. Working capital decreased by $4.3 million to $43.0 million from $47.3 million at March 29, 2008, primarily due to the repurchase of a total of 682,000 shares, at a cost of approximately $3.0 million during the 12-month period ending March 28, 2009.

A table summarizing financial results follows:



                                                   THIRTEEN WEEKS ENDED
                                          March 28,                  March 29,
                                            2009                        2008
                                            ----                        ----
                                        ($ thousands, except for per share data)

Net sales                               $  53,006                  $  67,708
Operating loss                          $  (2,529)                 $  (3,480)
Store closure and other one-time costs  $      --                  $   2,924

Operating loss before one-time costs    $  (2,529)                 $    (556)

Net loss                                $  (1,595)                 $  (2,053)
Net loss before one-time costs          $  (1,595)                 $    (210)

Diluted loss per share                  $   (0.12)                 $   (0.15)
Net loss per share excluding            $   (0.12)                 $   (0.02)
   one-time costs, as adjusted

Basic and diluted weighted average       12,954,000                13,566,000
   shares outstanding
Number of stores open at end of period      294                       294


SECOND QUARTER FISCAL 2009 GUIDANCE

     The Company is maintaining its guidance for the second quarter of fiscal 2009. The Company continues to expect net sales for the second quarter of fiscal 2009 in the range of $57.0 million to $59.0 million, which compares to actual second quarter fiscal 2008 net sales of $74.0 million. This guidance assumes a similar comparable store sales trend as reported in the first quarter and follows a comparable store sales increase of 3% in the second quarter of fiscal 2008.

     Earnings per diluted share for the second quarter of fiscal 2009 continues to be estimated in the range of $0.04 to $0.07, which compares to actual second quarter fiscal 2008 earnings per diluted share of $0.16.

STORE OPENING PLANS

     During the first quarter, the Company opened two new stores, closed four locations and operated 294 stores, at quarter end. The Company closed two stores after quarter end. For fiscal 2009, the Company plans to close approximately five additional stores, ending the year with approximately 287 locations and approximately 590,000 square feet in operation. The Company does not plan to open any additional new stores in fiscal 2009.

CONFERENCE CALL INFORMATION

     The Company announced that it will conduct a conference call to discuss its first quarter fiscal 2009 results today, April 30, 2009 at 9:00 a.m. Eastern Time. Investors and analysts interested in participating in the call are invited to dial (877) 407-9039 approximately ten minutes prior to the start of the call. The conference call will also be web-cast live at WWW.CACHE.COM. A replay of this call will be available until May 7, 2009 and can be accessed by dialing
(877) 660-6853 and entering account number 3055 and conference code 320296.

ABOUT CACHE, INC.

     Cache is a nationwide, mall-based specialty retailer of sophisticated sportswear and social occasion dresses targeting style-conscious women who have a youthful attitude and are self-confident. We currently operate 292 stores, primarily situated in central locations in high traffic, upscale malls in 43 states, the Virgin Islands and Puerto Rico.


                           CACHE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                   March 28,      December 27,        March 29,
ASSETS                                                                2009            2008               2008
                                                                 --------------   --------------    --------------

Current assets:
        Cash and equivalents                                     $   1,146,000    $  4,835,000      $   3,250,000
        Marketable securities                                       29,379,000      25,153,000         27,414,000
        Receivables, net                                             3,784,000       3,898,000          6,204,000
        Income tax receivable                                        3,709,000       5,883,000                  0
        Inventories, net                                            26,036,000      22,321,000         32,524,000
        Prepaid expenses and other current assets                    3,116,000       1,795,000          4,924,000
                                                                 --------------   --------------    --------------
                                Total current assets                67,170,000      63,885,000         74,316,000


Equipment and leasehold improvements, net                           41,180,000      43,320,000         46,561,000

Goodwill                                                             9,092,000       9,092,000         10,089,000

Intangible assets, net                                               1,275,000       1,304,000          1,393,000

Other assets                                                         2,113,000       1,924,000            383,000
                                                                 --------------   --------------    --------------
                                Total assets                     $ 120,830,000    $119,525,000      $ 132,742,000
                                                                 ==============   ==============    ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
        Accounts payable                                         $  10,659,000    $  6,375,000      $  11,751,000
        Note payable                                                 1,271,000       1,259,000          1,474,000
        Accrued compensation                                         2,330,000       1,713,000          2,926,000
        Accrued liabilities                                          9,897,000      11,077,000         10,875,000
                                                                 --------------   --------------    --------------
                                Total current liabilities           24,157,000      20,424,000         27,026,000



Note payable                                                         2,832,000       3,143,000          4,052,000
Other liabilities                                                   16,801,000      16,795,000         15,491,000
Deferred income taxes, net                                                   0               0             50,000

Commitments and contingencies


STOCKHOLDERS' EQUITY


       Common stock                                                    164,000         164,000            164,000
       Additional paid-in capital                                   47,213,000      47,155,000         46,678,000
       Retained earnings                                            69,458,000      71,053,000         76,122,000
       Treasury stock                                              (39,795,000)    (39,209,000)       (36,841,000)
                                                                  --------------   --------------    --------------
                      Total stockholders' equity                    77,040,000      79,163,000         86,123,000
                                                                  --------------   --------------    --------------


                      Total liabilities and stockholders' equity $  120,830,000   $ 119,525,000     $  132,742,000
                                                                 ===============  ===============   ===============




                          CACHE INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                          FOR THE THIRTEEN WEEKS ENDED

                                                                          March 28,        March 29,
                                                                             2009            2008
                                                                       --------------   --------------

Net sales                                                              $  53,006,000    $  67,708,000

Cost of sales, including occupancy and buying costs                       31,211,000       39,293,000
                                                                       --------------   --------------

Gross profit                                                              21,795,000       28,415,000
                                                                       --------------   --------------

Costs and expenses
    Store operating expenses                                              19,588,000       23,918,000
    General and administrative expenses                                    4,736,000        5,669,000
    Store exit costs                                                               0        2,308,000

                                                                       --------------   --------------
         Total expenses                                                   24,324,000       31,895,000
                                                                       --------------   --------------

Operating loss                                                            (2,529,000)      (3,480,000)
                                                                       --------------   --------------

Other income:
    Interest expense                                                         (51,000)         (68,000)
    Interest income                                                           67,000          290,000
                                                                       --------------   --------------
Loss before income taxes                                                  (2,513,000)      (3,258,000)

Income tax benefit                                                          (918,000)      (1,205,000)
                                                                       --------------   --------------


Net loss                                                               $  (1,595,000)   $  (2,053,000)
                                                                       ==============   ==============


Basic loss per share                                                          ($0.12)          ($0.15)
                                                                       ==============   ==============

Diluted loss per share                                                        ($0.12)          ($0.15)
                                                                       ==============   ==============

Basic weighted average shares outstanding                                 12,954,000       13,566,000
                                                                       ==============   ==============
Diluted weighted average shares outstanding                               12,954,000       13,566,000
                                                                       ==============   ==============
